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                                                                    EXHIBIT 99.1

                          FORM OF IRT VOTING AGREEMENT



         VOTING AGREEMENT dated October 28, 2002, by and among Equity One, Inc., a Maryland corporation (the "Company") and certain shareholders (each, a "Shareholder" and, collectively, the "Shareholders") of IRT Property Company, a Georgia corporation ("IRT").

         WHEREAS, contemporaneously herewith, IRT and the Company are entering into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"; capitalized terms being used but not otherwise defined herein shall have the meanings given thereto in the Merger Agreement), that provides, among other things, that IRT will merge with and into the Company (the "Merger");

         WHEREAS, as of the date hereof, each Shareholder is the record and beneficial owner of the number of shares of IRT Common Stock and/or shares of Company Common Stock, set forth on the signature page hereof beneath such Shareholder's name (with respect to each Shareholder, together with any shares of IRT Common Stock or Company Common Stock acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Shareholder's "Shares"); and

         WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement, the Company has requested that the Shareholders agree, and in order to induce the Company to enter into the Merger Agreement, the Shareholders have agreed, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1.
                                VOTING AGREEMENT

         Section 1.1 Voting Agreement. Each Shareholder, severally and not jointly, hereby agrees that, from and after the date hereof and until this Agreement shall have been terminated in accordance with Article 4 hereof, at any meeting of the shareholders of IRT or the Company, however called, and in any action by consent of the shareholders of IRT or the Company upon which the Merger and related proposals are to be considered, adopted or approved, such Shareholder will vote (or cause to be voted) such Shareholder's Shares: (a) in favor of the approval and adoption of the IRT Shareholder Approval or the Company Stockholder Approvals, as applicable; (b) against any action, proposal, agreement, transaction or matter that, if taken, executed or consummated by IRT, would result in a breach of any covenant, obligation, agreement, representation or warranty of IRT contained in the Merger Agreement or of the Shareholders contained in this Agreement; and (c) against any action, proposal, agreement or transaction, including, but not limited to, any Acquisition Proposal, that, if taken, executed or consummated by IRT, could result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled or that is intended, or could reasonably be expected, to impede, interfere or be inconsistent with, delay, postpone, discourage or adversely affect the consummation of the Merger or the transactions contemplated by the Merger Agreement or this


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Agreement. Such Shareholder shall not enter into any agreement, understanding or arrangement with any person or entity to vote such Shares or give instructions in any manner inconsistent with this Section 1.1. Each Shareholder acknowledges receipt and review of a copy of the Merger Agreement.

         Section 1.2 Irrevocable Proxy; Appointment of Proxy. If any Shareholder fails to comply with the provisions of Section 1.1 (as determined by the Company in its sole discretion), such Shareholder hereby agrees that such failure shall result, without any further action by such Shareholder, in the irrevocable appointment of the Company, and any other individual who shall be hereafter designated by the Company, as such Shareholder's attorney and proxy, with full power of substitution, to vote and otherwise act (by written consent or otherwise) with respect to such Shares at any meeting of the shareholders of IRT or the Company, as applicable (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise, on the matters and in the manner specified in Section 1.1. THIS PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, SHALL BE VALID AND BINDING ON ANY PERSON TO WHOM A SHAREHOLDER MAY TRANSFER ANY OF HIS SHARES IN BREACH OF THIS AGREEMENT. Each Shareholder hereby revokes all other proxies and powers of attorney with respect to such Shareholder's Shares that may have heretofore been appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by any Shareholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of any Shareholder and any obligation of the Shareholder under this Agreement shall be binding upon the heirs, personal representatives, successors and assigns of such Shareholder.

                                   ARTICLE 2.
               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

         Each Shareholder, severally and not jointly, hereby represents and warrants to the Company as follows:

         Section 2.1 Authority. Such Shareholder has all necessary power, authority and capacity to execute and deliver this Agreement, to perform such Shareholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate, partnership, limited liability company or other action, and no other actions or proceedings on the part of such Shareholder are necessary to authorize the execution and delivery by such Shareholder of this Agreement, and the consummation by such Shareholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Shareholder and constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except that
(i) such enforcement may be subject to applicable bankruptcy, insolvency or other laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.


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         Section 2.2       No Conflict. Except as set forth on Schedule A, the
execution and delivery of this Agreement by such Shareholder do not, and the performance of this Agreement by such Shareholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any third party or governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended.

         Section 2.3 Brokers. No broker, investment banker, financial adviser or other Person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Shareholder.

         Section 2.4 Ownership of Shares. Except as set forth on Schedule A, such Shareholder is the record, legal and beneficial owner of that number of Shares set forth on the signature page hereto opposite such Shareholder's name, free and clear of any lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Shares). Except as set forth on Schedule A, such Shareholder has sole voting power and sole power of disposition with respect to all of the Shares owned by such Shareholder and none of the Shares of such Shareholder is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares (including without limitation any prenuptial agreement, divorce settlement or similar agreement). None of the Shares of any Shareholder that is an individual constitute community property.

                                   ARTICLE 3.
                          COVENANTS OF THE SHAREHOLDERS

         Section 3.1 No Disposition of Shares. Each Shareholder, severally and not jointly, hereby agrees that, except as contemplated by the Merger Agreement and this Agreement, such Shareholder shall not (i) sell, transfer, tender, assign, contribute to the capital of any entity, give or otherwise dispose of, grant a proxy or power of attorney with respect to, deposit into any voting trust, or create or permit to exist any direct limitation on such Shareholder's voting rights with respect to, any of such Shareholder's Shares (or agree or consent to, or offer to do, or grant any option or other right or interest with respect to, any of the foregoing) prior to the record date for the IRT Shareholders' Meeting or the Company Stockholders' Meeting, as the case may be, unless the transferee or assignee of such voting rights grants an irrevocable proxy to the Company as contemplated by Section 1.2, (ii) grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares, or any interest in any of the foregoing, except this Agreement and proxies executed in favor of the Merger and the transactions and proposals contemplated by the Merger Agreement; (iii) take any action that would make any representation or warranty of such Shareholder herein untrue or incorrect in any material respect or have the effect of preventing or disabling such Shareholder from performing his, her or its obligations, or (iv) directly or indirectly, initiate, solicit or encourage any person to take actions that could reasonably be expected to lead to the occurrence of any of the foregoing.

         Section 3.2 Appraisal or Dissenters' Rights. Each Shareholder hereby irrevocably waives any rights of appraisal or rights to dissent from the Merger that the Shareholder may have.


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         Section 3.3       No Solicitation of Transactions. Each Shareholder,
severally and not jointly, agrees that between (x) the date of this Agreement and (y) the earlier of the Effective Time of the Merger or the date of termination of the Merger Agreement, such Shareholder will not and will not permit any investment banker, counsel or representative of the Shareholder, on behalf of the Shareholder, to, directly or indirectly, (a) solicit, initiate, consider, encourage or accept any other proposals or offers from any person constituting an Acquisition Proposal, or (b) participate in any discussions, conversations, negotiations and other communications regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any other person to make an Acquisition Proposal, except in each case to the extent that the Shareholder is otherwise permitted by the Merger Agreement. Each Shareholder immediately shall cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any persons conducted heretofore with respect to any of the foregoing. Each Shareholder shall notify the Company promptly if any such proposal or offer, or any inquiry or other contact with any person with respect thereto, is made and shall, in any such notice to the Company, indicate in reasonable detail the identity of the person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or other contact, except with respect to proposals, offers, inquiries or other contacts by or with the interested parties.

                                   ARTICLE 4.
                                   TERMINATION

         This Agreement shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall (other than the confidentiality provisions of Section 5.4) become null and void and have no further effect upon the earliest of: (a) the Effective Time of the Merger; (b) the date of termination of the Merger Agreement in accordance with its terms; and (c) by the written mutual consent of the parties hereto. Nothing in this Article 4 shall relieve any party of liability for any breach of this Agreement.

                            ARTICLE 5. MISCELLANEOUS

         Section 5.1 Stop Transfer Orders and Legends. Each Shareholder agrees and understands that in order to enforce the transfer restrictions contained in this Agreement, each of the Company and IRT, as applicable, (a) shall direct their respective transfer agents and registrars to enter stop transfer orders and to not register or cause any third party to register the transfer of any certificate representing any of the Shareholders' Shares, unless the transfer is made in compliance with this Agreement, and (b) may require, if necessary to enforce this Agreement, all certificates representing any of the Shareholders' Shares to be inscribed with an appropriate legend that reflects this Agreement and the covenants contained herein.

         Section 5.2 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.


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         Section 5.3       Further Assurances. Each Shareholder shall, upon the
request of the Company, execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

         Section 5.4 Confidentiality. Each Shareholder recognizes and acknowledges that he, she or it will have access to certain confidential information of IRT, the Company or their respective affiliates (collectively, the "Subject Parties"), as the case may be, pursuant to the Merger Agreement or the related agreements, documents and transactions. This information, including the existence and nature of the strategic direction and discussions of the Subject Parties, is confidential and includes nonpublic information relating to the Subject Parties. The Securities and Exchange Commission's Regulation FD allows the Subject Parties to provide this confidential information to the Shareholder only upon receipt of the Shareholder's agreement to maintain it strictly confidential. So long as such information remains confidential and nonpublic, the Shareholder hereby agrees not to use or permit any others to use such information for any purpose not expressly permitted herein. The Shareholder further agrees that so long as such information remains confidential and nonpublic, he, she or it shall not communicate or cause any other person(s) to communicate such information to anyone else or to trade in any of the Subject Parties' securities or any derivatives thereof in reliance upon such confidential and nonpublic information or to take any action to affect the trading price of any of the Subject Parties' securities. The parties to this Agreement hereby acknowledge and agree that any use of this information for purposes of buying or selling the Subject Parties' securities or any derivatives thereof prior to any public disclosure thereof would violate federal and state securities laws restricting the use or disclosure of inside information.

         Section 5.5 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter hereof.

         Section 5.6 Amendment. This Agreement may not be amended except by an instrument in writing signed by all the parties hereto. Any party to this Agreement may (a) extend the time for the performance of any of the obligations of the other party(s) owing to such extending party, (b) waive any inaccuracies in the representations and warranties of the other party(s) for the benefit of such waiving party contained herein or in any document delivered by the other party(s) pursuant hereto, or (c) waive compliance with any of the agreements or conditions of the other party(S) contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

         Section 5.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, applicable to contracts executed and performed entirely in such state and without regard to the conflicts of law principles thereof jurisdiction, except to the extent that the Maryland General Corporation Law or the Georgia


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Business Corporation Code apply to the proxies granted hereby or the Shares of
Company Common Stock or IRT Common Stock, respectively.

         Section 5.8 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in federal court for the Southern District of New York this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of such federal court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court.

         Section 5.9 Waiver of Jury Trials. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

         Section 5.10 Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Merger shall is consummated.

         Section 5.11 Notices. All notices and other communications hereunder shall be made and given in accordance with the terms of the Merger Agreement, with notices to the Shareholders being made in care of IRT.

         Section 5.12 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         Section 5.13 Counterparts. This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same original instrument.

         Section 5.14 Construction. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against


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the drafting party shall not be applicable either to this Agreement or such other documents and instruments.



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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


                                       EQUITY ONE, INC.

                                       By:
                                          -------------------------------------
                                             Howard M. Sipzner
                                             Chief Financial Officer



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                       IRT VOTING AGREEMENT SIGNATURE PAGE


         By its execution and delivery of this signature page, the undersigned Shareholder hereby joins in and agrees to be bound by the terms and conditions of the IRT Voting Agreement dated as of October 28, 2002 (the "IRT VOTING AGREEMENT") by and among Equity One, Inc. and the Shareholders (as defined therein) as a "Shareholder" thereunder, and authorizes this signature page to be attached to the IRT Voting Agreement or counterparts thereof.



                                      NAME OF SHAREHOLDER

                                      -----------------------------------------

                                      By:
                                         --------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                      Number of IRT Shares:  _________



Agreed to and accepted this
28th day of October, 2002

EQUITY ONE, INC.

By:
   ----------------------------------------
     Howard M. Sipzner
     Chief Financial Officer




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